Signet Student Loan Trust 1996-A
Statement to Noteholders and Certificateholders
Interest Payment Date:                         2/25/98
Reporting Period:                              1/1/98 - 1/31/98
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I.           Deal Parameters

             ----------------------------------------------------------------------------------------------------------------------
        A    Student Loan Portfolio Characteristics                                             11/1/96                 1/31/98
             ----------------------------------------------------------------------------------------------------------------------
             I    Principal Balance                                                           399,468,977.20         338,673,096.38
             ii   Interest to be Capitalized                                                    5,121,821.58           2,496,783.58
                                                                                  -------------------------------------------------
             iii  Pool Balance                                                                404,590,798.78         341,169,879.96

        B    I    Weighted Average Coupon (WAC)                                                       8.3280%                8.4056%
             ii   Weighted Average Remaining Term                                                     130.43                 119.41
             iii  Number of Loans                                                                    103,208                162,996
             iv   Number of Borrowers                                                                 50,613                 44,585
             ----------------------------------------------------------------------------------------------------------------------



             ----------------------------------------------------------------------------------------------------------------------
        C    Notes and Certificates                    Spread      Balance           % of Pool          Balance         % of Pool
                                                                   12/27/96                             2/25/98
             ----------------------------------------------------------------------------------------------------------------------
             I    Class A-1 Notes        82668P AA3     0.09%   $ 252,000,000.00       58.819%     $ 174,541,323.19       49.730%
             ii   Class A-2 Notes        82668P AB1     0.15%   $ 161,439,000.00       37.681%     $ 161,439,000.00       45.997%
             iii  Certificates           82668P AC9     0.45%   $  14,996,000.00        3.500%      $ 14,996,000.00        4.273%
             ======================================================================================================================
             iv   Total Notes and Certificates                  $ 428,435,000.00      100.000%     $ 350,976,323.19      100.000%
             ======================================================================================================================

        D    Reserve Account                                                       12/27/96                         2/25/98
             I    Reserve Account Initial Deposit ($)                           $ 6,317,145.00
             ii   Specified Reserve Account Balance ($)                         $ 6,317,145.00                  $ 5,191,593.66
             iii  Current Reserve Account Balance($)                            $ 6,317,145.00                  $ 5,317,872.75

        E    Pre-Funding Account                                                   12/27/96                         2/25/98
             I    Pre-Funding Account Initial Deposit ($)                      $ 16,552,201.22
             ii   Current Pre-Funding Account Balance ($)                      $ 16,552,201.22                  $ 4,880,131.85

             ----------------------------------------------------------------------------------------------------------------------


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II.                Transactions from:                1/1/98     through           1/31/98

        A    Student Loan Principal Activity
             I    Regular Principal Collections                                                  $2,567,936.37
             ii   Principal Collections from Guarantor                                             $555,905.58
             iii  Principal Reimbursements from Seller and/or Servicer                                   $0.00
             iv   New Serial Loan Purchases (1)                                                          $0.00
             v    Liquidation Proceeds (principal)                                                       $0.00
             vi   Recoveries                                                                             $0.00
             vii  Other System Adjustments                                                               $0.00
                                                                                    --------------------------
             viii Total Principal Collections                                                    $3,123,841.95


        B    Student Loan Non-Cash Principal Activity
             I    Capitalized Interest                                                             ($32,391.14)
             ii   Realized Losses                                                                        $0.00
             iii  Other Adjustments                                                                  $4,211.09
                                                                                    --------------------------
             iv   Total Non-Cash Principal Activity                                                ($28,180.05)


             -------------------------------------------------------------------------------------------------
        C    Total Student Loan Principal Activity                                               $3,095,661.90
             -------------------------------------------------------------------------------------------------


        D    Student Loan Interest Activity
             I    Regular Interest Collections                                                   $1,370,151.01
             ii   Interest Claims Received from Guarantors                                          $30,558.34
             iii  Interest Reimbursements from Seller and/or Servicer                                    $0.00
             iv   Liquidation Proceeds (interest)                                                        $0.00
             v    Other Systems Adjustments                                                        -$72,687.30
             vi   Special Allowance Payments                                                             $0.00
             vii  Subsidy Payments                                                                       $0.00
                                                                                    --------------------------
             viii Total Interest Collections                                                     $1,328,022.05


        E    Student Loan Non-Cash Interest Activity
             I    Interest Accrual Adjustment                                                        $4,694.50
             ii   Capitalized Interest                                                              $32,391.14
                                                                                    --------------------------
             iii  Total Non-Cash Interest Adjustments                                               $37,085.64


             -------------------------------------------------------------------------------------------------
        F    Total Student Loan Interest Activity                                                $1,365,107.69
             -------------------------------------------------------------------------------------------------

        (1) No new Serial Loans were purchased during the current Monthly Collection Period.


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III.         Collection Account Activity

        A    Principal Collections
             I    Principal Payments Received--Cash                                                $3,123,841.95
             ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer                      $0.00
                                                                                               -----------------
             iii  Total Principal Collections                                                      $3,123,841.95

        B    Interest Collections
             I    Interest Payments Received--Cash                                                 $1,328,022.05
             ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer                      $0.00
             iv   Cash Forwarded by Eligible Lender for Special Allowance and
                     Subsidy Payments                                                                      $0.00
                                                                                               -----------------
             v    Total Interest Collections                                                       $1,328,022.05

        C    Capitalized Interest Amount                                                              $32,391.14

        D    Investment Earnings                                                                     $127,361.89

        E    TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                         $4,611,617.03

        F    Servicing Fees Due for Current Monthly Collection Period                                $359,265.94

        G    Unpaid Servicing Fees due from Prior Monthly Collection Periods                               $0.00

        H    Administration Fees Due for Current Monthly Collection Period                            $11,496.51

        I    Unpaid Administration Fees Due from Prior Monthly Collection Periods                          $0.00

             ---------------------------------------------------------------------------------------------------
        J    Total Fees Due for Period                                                               $370,762.45
             ---------------------------------------------------------------------------------------------------


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IV.        Portfolio Characteristics

                            -------------------------------------------------------------------------------------------------------
                               Weighted Average Coupon                      # of Loans*                            %
 -------------------------------------------------------------------------------------------------------------------------------
                               1/31/98           12/31/97              1/31/98        12/31/97            1/31/98       12/31/97
--------------------------------------------------------------------------------------------------------------------------------
STATUS:
In School                      8.0342%           8.0306%                 5174           2,785             3.2020%       3.0498%
Grace                          8.0185%           8.0367%                  864             397             0.5347%       0.4348%
Repayment
   Current                     8.4058%           8.4293%               103408          58,523            63.9960%      64.0884%
   31-60 Days                  8.4032%           8.4290%                10258           5,081             6.3484%       5.5642%
   61-90 Days                  8.3946%           8.4363%                 4510           1,983             2.7911%       2.1716%
   91-120 Days                 8.4502%           8.4678%                 2690           1,473             1.6648%       1.6131%
   > 120 Days                  8.4120%           8.4182%                 5430           2,434             3.3605%       2.6655%
                           ----------------------------------------------------------------------------------------------------
   Total Repayment             8.4064%           8.4275%               126296          70,194            78.1607%      76.8693%

Deferment                      8.3312%           8.3493%                27908          11,166            17.2714%      12.2279%
Forbearance                    8.4609%           8.4077%                  467           6,774             0.2890%       7.4182%
Claims (1)                     8.3749%           8.4247%                  876             700             0.5421%       0.7666%
-------------------------------------------------------------------------------------------------------------------------------
                   Totals      8.4056%           8.4061%              161,585          91,316           100.0000%     100.0000%
-------------------------------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation    *             8.6764%           8.6734%                5,424           5,466             3.3567%       5.9858%
Subsidized Stafford            8.1651%           8.1641%              115,788          62,397            71.6576%      68.3309%
Unsub Stafford                 8.1963%           8.2069%               22,402          12,324            13.8639%      13.4960%
SLS                            9.0054%           9.0057%                9,590           5,151             5.9350%       5.6409%
PLS                            9.0076%           9.0079%                8,381           5,978             5.1867%       6.5465%

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                   Totals      8.4056%           8.4061%              161,585          91,316           100.0000%     100.0000%
-------------------------------------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                         8.3523%           8.3382%               12,071           6,294             7.4704%       6.8925%
4-year                         8.3984%           8.2958%              120,522          68,329            74.5874%      74.8270%
Consolidation    *             8.4708%           8.6734%               21,511           5,466            13.3125%       5.9858%
Graduate                       8.3346%           8.2775%                1,171           1,273             0.7247%       1.3941%
Proprietary/Vocational         8.5145%           8.4204%                6,182           8,763             3.8259%       9.5963%
Not Identified                 8.5348%           8.3448%                  128           1,191             0.0792%       1.3043%

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                   Totals      8.4056%           8.4061%              161,585          91,316           100.0000%     100.0000%
-------------------------------------------------------------------------------------------------------------------------------

                            ----------------------------------------------------------------------------
                                               Principal Amount                             %
                            ----------------------------------------------------------------------------
                                           1/31/98            12/31/97             1/31/98      12/31/97
--------------------------------------------------------------------------------------------------------
STATUS:
In School                               9,313,599.45        9,302,955.73           2.7565%       2.7220%
Grace                                   1,499,477.05        1,206,601.11           0.4438%       0.3530%
Repayment
   Current                            214,402,418.31      218,394,487.22          63.4565%      63.9012%
   31-60 Days                          21,818,758.61       18,490,547.63           6.4577%       5.4103%
   61-90 Days                           9,787,314.57        7,414,262.48           2.8967%       2.1694%
   91-120 Days                          5,891,360.61        5,840,461.52           1.7437%       1.7089%
   > 120 Days                          11,503,146.71        8,859,661.97           3.4046%       2.5923%
                            ----------------------------------------------------------------------------
   Total Repayment                    263,402,998.81      261,436,012.94          77.9592%      76.4950%

Deferment                              60,617,102.75       41,131,034.35          17.9408%      12.0348%
Forbearance                             1,308,289.07       28,692,154.15           0.3872%       8.3952%
Claims (1)                              1,731,629.25        2,436,592.12           0.5125%       0.7129%
--------------------------------------------------------------------------------------------------------
                   Totals             337,873,096.38      341,768,758.28         100.0000%     100.0000%
--------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation    *                     91,650,166.49       92,998,799.83          27.1256%      27.2110%
Subsidized Stafford                   167,673,418.89      167,774,630.61          49.6262%      49.0901%
Unsub Stafford                         39,135,775.75       41,121,275.60          11.5830%      12.0319%
SLS                                    18,419,232.36       18,634,449.80           5.4515%       5.4524%
PLS                                    20,994,502.89       21,239,602.44           6.2137%       6.2146%

--------------------------------------------------------------------------------------------------------
                   Totals             337,873,096.38      341,768,758.28         100.0000%     100.0000%
--------------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                                 17,038,410.54       15,366,541.45           5.0428%       4.4962%
4-year                                274,047,939.04      208,814,482.12          81.1097%      61.0982%
Consolidation    *                     36,487,033.43       92,998,799.83          10.7990%      27.2110%
Graduate                                3,514,769.74        5,961,835.35           1.0403%       1.7444%
Proprietary/Vocational                  6,365,527.11       15,103,760.98           1.8840%       4.4193%
Not Identified                            419,416.52        3,523,338.55           0.1241%       1.0309%

--------------------------------------------------------------------------------------------------------
                   Totals             337,873,096.38      341,768,758.28         100.0000%     100.0000%
--------------------------------------------------------------------------------------------------------
                            (1) Claims Information

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Claim Status                1/31/98          WAC          # of Loans        % of Loans      Principal Amount    % of Principal
-------------------------------------------------------------------------------------------------------------------------------
Claims Pending (2)                          8.3749%           876              0.5421%        1,731,629.25            0.5125%
Aged Claims Rejected (3)                    0.0000%             0              0.0000%                0.00            0.0000%
-------------------------------------------------------------------------------------------------------------------------------
                            Totals          8.3749%           876              0.5421%        1,731,629.25            0.5125%
-------------------------------------------------------------------------------------------------------------------------------

(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.
*    System conversion in 01/98 created definitional differences between number of loans; also, consolidation school and loan types are being refined. Adjustments should be completed by 4/1/98.

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V.           Interest Calculation

        A    Borrower Interest Accrued During Collection Period                                                  1,802,179.76
        B    Interest Subsidy Payments Accrued During Collection Period                                           $312,428.81
        C    SAP Payments Accrued During Collection Period                                                         $28,343.49
        D    Monthly Rebate Fees Accrued During Collection Period                                                 ($75,976.94)
        E    Investment Earnings                                                                                  $127,361.89
                                                                                                           ------------------
        F    Net Expected Interest Collections                                                                  $2,194,337.01


        G    Student Loan Rate
             I    Days in Collection Period            1/1/98 - 1/31/98                                                    31
             ii   Net Expected Interest Collections                                                             $2,194,337.01
             iii  Servicing Fee                                                                                   $359,265.94
             iv   Administration Fee                                                                               $11,496.51
             v    Total Pool Balance at Beginning of the Collection Period                                     344,895,299.56
             vi   Student Loan Rate                                                                                   6.14012%
                                                       Interest Dist.
                                                       Factor (per $1,000)        Accrual Period ***
        H    Class A-1 LIBOR Based Interest Rate                                                                      5.69156%
        I    Class A-1 Rate                                   3.394597103         1/26/1998 - 2/25/98                 5.69156%
        J    Class A-2 LIBOR Based Interest Rate                                                                      5.75156%
        K    Class A-2 Rate                                   4.952732239         1/26/1998 - 2/25/98                 5.75156%
        L    Certificate LIBOR Based Interest Rate                                                                    6.05156%
        M    Certificate Rate                                 5.211065617         1/26/1998 - 2/25/98                 6.05156%


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VI.          Inputs From Previous Servicing Reports                                        1/26/98


        A    Total Student Loan Pool Outstanding
             I    Current Principal Balance                                                     341,768,758.28
             ii   Interest to be Capitalized                                                      3,126,541.28
                                                                                    --------------------------
             iii  Total Student Loan Pool Outstanding                                           344,895,299.56

        B    Total Note and Certificate Factor                                                       0.8192055

        C    Total Note and Certificate Balance                                               $ 350,976,323.19



             -----------------------------------------------------------------------------------------------------------------
        D    Balance                                 1/26/98        Class A-1               Class A-2             Certificates
             -----------------------------------------------------------------------------------------------------------------
             I    Current Factor ---  1/26/98                       0.6926242984           1.0000000000           1.0000000000
             ii   Principal Shortfall                                       0.00                   0.00                   0.00
             iii  Expected Balance                                174,541,323.19         161,439,000.00          14,996,000.00
                                                              --------------------------------------------------------------
             iv   Balance                                         174,541,323.19         161,439,000.00          14,996,000.00
        E    Interest Shortfall                                             0.00                   0.00                   0.00
        F    Interest Carryover                                             0.00                   0.00                   0.00
             -----------------------------------------------------------------------------------------------------------------


        G    Reserve Account Balance                                                            $ 5,317,872.75
        H    Pre-Funding Account Balance                                                        $ 4,912,522.99
        I    Unpaid Servicing Fees from Prior Month(s)                                                    0.00
        J    Unpaid Administration fees from Prior Month(s)                                               0.00


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VII.    Waterfall for Distributions
                                                                                                                         Remaining
                                                                                                                     Funds Balance
                                                                                                                     --------------
        A    Monthly Available Funds remaining from Prior Monthly Collection Periods                   $0.00                  $0.00

        B    Monthly Available Funds for Current Monthly Period                                $4,611,617.03          $4,611,617.03

        C    Draws from Reserve Fund                                                                   $0.00          $4,611,617.03

        D    Servicing Fees due for Current Monthly Period and unpaid from Prior Months          $359,265.94          $4,252,351.09

        E    Administration Fees due for Current Monthly Period and unpaid from
             Prior Months                                                                         $11,496.51          $4,240,854.58

        F    Noteholders' Interest Distribution Amount
             I                        Class A-1                                                  $855,438.47          $3,385,416.11
             ii                       Class A-2                                                  $799,564.14          $2,585,851.97
                                                                                            ----------------
             iii                      Total Noteholders' Interest Distribution                 $1,655,002.61

        G    Certificateholders' Interest Distribution Amount                                     $78,145.14          $2,507,706.83

        H    Monthly Available Funds Remaining                                                 $2,507,706.83


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VIII.   Distributions

        --------------------------------------------------------------------------------------------------------------
   A    Distribution Amounts                                  Class A-1              Class A-2            Certificates
        I         Monthly Interest Due                       $855,438.47            $799,564.14             $78,145.14
        ii        Monthly Interest Paid                      $855,438.47            $799,564.14             $78,145.14
                                                      ----------------------------------------------------------------
                  Interest Shortfall                               $0.00                  $0.00                  $0.00

        iii       Interest LIBOR Carryover Due                     $0.00                  $0.00                  $0.00
        iv        Interest LIBOR Carryover Paid                    $0.00                  $0.00                  $0.00
                                                      ----------------------------------------------------------------
                  Interest LIBOR Carryover                         $0.00                  $0.00                  $0.00

        v         Interest Carryover Shortfall Due                 $0.00                  $0.00                  $0.00
        vi        Interest Carryover Shortfall Paid                $0.00                  $0.00                  $0.00
                                                      ----------------------------------------------------------------
                  Carryover Shortfall                              $0.00                  $0.00                  $0.00
        --------------------------------------------------------------------------------------------------------------
        vii       Total Distribution Amount                  $855,438.47            $799,564.14             $78,145.14
        --------------------------------------------------------------------------------------------------------------

   B    Total Interest Distribution                                                              $1,733,147.74
                                                                                     -------------------------
   C    Total Cash Distributions-Notes and Certificates                                          $1,733,147.74

        ------------------------------------------------------------------------------------------------------
   D    Note & Certificate Balances                                       2/25/98                    1/26/98
        I         A-1 Note Balance                                  $ 174,541,323.19          $ 174,541,323.19
                  A-1 Note Pool Factor                                  0.6926242984              0.6926242984

        ii        A-2 Note Balance                                    161,439,000.00            161,439,000.00
                  A-2 Note Pool Factor                                  1.0000000000              1.0000000000

        iii       Certificate Balance                                  14,996,000.00             14,996,000.00
                  Certificate Pool Factor                               1.0000000000              1.0000000000

        ------------------------------------------------------------------------------------------------------

   G    Reserve Account Reconciliation
        I         Beginning of Period Balance                                                                $5,317,872.75
        ii        Draws for payment of:
                     Servicing Fees                                                                                  $0.00
                     Administration Fees                                                                             $0.00
                     Noteholders' Interest Distribution Amount                                                       $0.00
                     Certificateholders' Interest Distribution Amount                                                $0.00
                     Noteholders' Principal Distribution Amount                                                      $0.00
                     Certificateholders' Principal Distribution Amount                                               $0.00
                                                                                                   -----------------------
        iii       Total Reserve Account Balance Available                                                    $5,317,872.75
        iv        Specified Reserve Account Balance                                                          $5,191,593.66
        v         Ending Reserve Account Balance                                                             $5,317,872.75

   H    Pre-Funding Account Reconciliation
        I         Balance as of prior Payment Date                                                          $ 4,912,522.99
        ii        Draw for Accrued Interest                                                                     $32,391.14
        iii       Draw for Serial Loan Purchases prior to previous Payment Date                                      $0.00
        iv        Draw for Serial Loan Purchases after previous Payment Date                                         $0.00
                                                                                                   -----------------------
        v         Current Pre-Funding Account Balance                                                       $ 4,880,131.85

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